Supplement dated December 21 to the Flex Annuity
Statement of Additional Information dated May 1, 2001

1. In the "Federal Tax Matters" section under "Qualified Plans" the paragraph under "a. Tax Sheltered Annuities" is deleted and replaced with the following three paragraphs:

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as "Tax-Sheltered Annuities" ("TSAs") under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For 2001 contributions, these limits are described in Code Sections 403(b)(2), 415(c) and 402(g). For contributions made for 2002 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2001 is $10,500 and the Section 402(g) limit for 2002 is $11,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 591/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1998, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See "Tax Treatment of Withdrawals - Qualified Contracts"). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

2. In the "Federal Tax Matters" section under "Qualified Plans" the paragraph under "c. Individual Retirement Annuities" is deleted and replaced with the following paragraph:

Section 408 (b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts"). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

3. In the "Federal Tax Matters" section under "Qualified Plans" the first paragraph under "Roth IRAs" is deleted and replaced with the following paragraph:

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year though 2001. Roth IRA purchase payments increase to $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation applies to all of a taxpayers 2001 IRA contributions, including Roth IRA and non-Roth IRA. This limit increases with the annual IRA/Roth IRA contribution limit increases commencing in 2002.

4. In the "Federal Tax Matters" section the sub-section entitled "Tax Sheltered Annuities - Withdrawal Limitations" is deleted in its entirety.

5. In the "Federal Tax Matters" section under "Section 457 Deferred Compensation ("Section 457") Plans", the second paragraph is deleted and replaced with the following paragraph:

The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee's includible compensation, up to $8,500 (in 2001). This dollar limit increases to $11,000 in 2002 and increases in $1,000 annual increments until it reaches $15,000 in 2006. The one-third limit increases to one hundred percent in 2002. Includible compensation means earnings for services rendered to the employer which are includible in the employee's gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a Section 457 plan can only be made to another Section 457 plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457 (b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.